Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, dated as of July 13, 2021 (this “Second Amendment”), is entered into among WCG Purchaser Corp. (f/k/a Da Vinci Purchaser Corp.), a Delaware corporation (the “Borrower”), WCG Purchaser Intermediate Corp. (f/k/a/ Da Vinci Purchaser Intermediate Corp.), a Delaware corporation (“Holdings”), the Co-Borrowers party hereto, the other Guarantors party hereto, Barclays Bank PLC (“Barclays”), as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) under the Credit Agreement referred to below, the 2021 Incremental Revolving Lenders (as defined below) and the 2021 Refinancing Revolving Lenders (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, Holdings, the Co-Borrowers from time to time party thereto, the Administrative Agent, the Collateral Agent, the Lenders from time to time party thereto and the other parties from time to time party thereto have entered into that certain First Lien Credit Agreement, dated as of January 8, 2020 (as amended by that certain First Amendment to Credit Agreement, dated as of November 2, 2020 (the “First Amendment”), by and among the Borrower, Holdings, the Co-Borrowers party thereto, the other Guarantors party thereto, the 2020 Incremental Term Lenders (as defined therein) and the Administrative Agent and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Second Amendment, the “Credit Agreement”);

WHEREAS, pursuant to, and in accordance with, Section 2.16 of the Credit Agreement, the Borrower, the Co-Borrowers, Holdings, the Administrative Agent and the 2021 Incremental Revolving Lenders (as defined below) wish to amend the Existing Credit Agreement to enable the Borrower and the Co-Borrowers to establish an Incremental Revolving Facility (the “2021 Incremental Revolving Facility”), pursuant to which the Borrower and the Co-Borrowers have requested that the lenders listed on the signature pages hereto as “2021 Incremental Revolving Lenders” (the “2021 Incremental Revolving Lenders”) provide Incremental Revolving Commitments to the Borrower and the Co-Borrowers on the Second Amendment Effective Date (as defined below) in an aggregate principal amount of $125,000,000 (the “2021 Incremental Revolving Commitments”), which will be added to (and form part of) the existing Class of Revolving Commitments;

WHEREAS, pursuant to, and in accordance with, Section 2.17 of the Credit Agreement, the Borrower, the Co-Borrowers, Holdings, the Administrative Agent, the 2021 Incremental Revolving Lenders and the lenders listed on the signature pages hereto as “2021 Refinancing Revolving Lenders” (the “2021 Refinancing Revolving Lenders”) have agreed, immediately after the 2021 Incremental Revolving Commitments are provided on the Second Amendment Effective Date, to extend the original Revolving Commitment Termination Date (and related Maturity Date) with respect to $250,000,000 in aggregate principal amount of outstanding Revolving Commitments (the “2021 Refinancing Revolving Commitments”) (and related Revolving Loans (if any)) under the Revolving Facility);

WHEREAS, as contemplated by Sections 2.16 and 2.17 of the Credit Agreement, (a) the parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, to amend certain terms of the Existing Credit Agreement as hereinafter provided to give effect to the establishment of the 2021 Incremental Revolving Commitments, (b) this Second Amendment shall constitute an Incremental Amendment, (c) the parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, to amend certain terms of the Existing Credit Agreement as hereinafter provided to give effect to the refinancing of the existing Revolving Facility (after giving effect to the 2021 Incremental Revolving Commitments) and the establishment of the 2021 Refinancing Revolving Commitments and (d) this Second Amendment shall constitute a Refinancing Amendment; and

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1. RULES OF CONSTRUCTION.

The rules of construction specified in Sections 1.02 through 1.10 of the Credit Agreement shall apply to this Second Amendment, mutatis mutandis, including the terms defined in the preamble and recitals hereto.

SECTION 2. 2021 INCREMENTAL REVOLVING FACILITY.

(a) Subject to the satisfaction (or waiver) of the conditions set forth in Section 7 hereof and in reliance upon the representations and warranties set forth in Section 6 hereof, the 2021 Incremental Revolving Lenders hereby agree that pursuant to Section 2.16 of the Credit Agreement, each 2021 Incremental Revolving Lender, severally and not jointly shall on the Second Amendment Effective Date provide a 2021 Incremental Revolving Commitment denominated in Dollars that is equal to the amount set forth next to its name on Schedule 1-A (the “2021 Incremental Revolving Commitment Schedule”). The aggregate amount of the 2021 Incremental Revolving Commitment is $125,000,000.

(b) The 2021 Incremental Revolving Commitments (i) shall constitute “Revolving Commitments” for all purposes under the Credit Agreement and the other Loan Documents, (ii) shall have identical terms to the existing “Revolving Commitments” for all purposes under the Credit Agreement and the other Loan Documents, (iii) shall (and all Revolving Loans incurred pursuant to such 2021 Incremental Revolving Commitments shall) be part of the same “Facility” as the existing Revolving Loans and Revolving Commitments for all purposes under the Credit Agreement and the other Loan Documents and (iv) shall (and all Revolving Loans incurred pursuant to such 2021 Incremental Revolving Commitments shall) rank pari passu in right of payment and of security with the existing Revolving Commitments and Revolving Loans.

(c) Upon the Second Amendment Effective Date, the Administrative Agent, the Borrower, the Co-Borrowers, the 2021 Incremental Revolving Lenders and the other Revolving Lenders shall take the actions and make the adjustments, repayments and reallocations (as applicable) contemplated by Section 2.16(i) of the Credit Agreement.

(d) The 2021 Incremental Revolving Lenders, the Administrative Agent and the Loan Parties party hereto agree that this Second Amendment shall constitute an “Incremental Amendment” pursuant to and in accordance with Section 2.16 of the Credit Agreement.

SECTION 3. 2021 REFINANCING REVOLVING COMMITMENTS.

(a) Subject to the satisfaction (or waiver) of the conditions set forth in Section 7 hereof and in reliance upon the representations and warranties set forth in Section 6 hereof, the 2021 Refinancing Revolving Lenders hereby agree that pursuant to Section 2.17 of the Credit Agreement, each 2021 Refinancing Revolving Lender, severally and not jointly shall on the Second Amendment Effective Date, immediately after the 2021 Incremental Revolving Commitments have been established, provide a 2021 Refinancing Revolving Commitment denominated in Dollars that is equal to the amount set forth next to its name on Schedule 1-B (the “Revolving Commitment Schedule”). The aggregate amount of the 2021 Refinancing Revolving Commitments is $250,000,000.

(b) As of the Second Amendment Effective Date, the Revolving Commitment Termination Date (and Maturity Date with respect to the related Revolving Loans (if any)) will be extended as set forth in Section 4 below. Other than with respect to the Revolving Commitment Termination Date (and related Maturity Date applicable to the related Revolving Loans (if any)) of the 2021 Refinancing Revolving Commitments, the terms of all Revolving Commitments and Revolving Loans (if any) shall be identical to those of the Revolving Commitments and Revolving Loans (if any) outstanding immediately prior to the Second Amendment Effective Date (but after giving effect to the 2021 Incremental Revolving Facility contemplated by Section 2 of this Second Amendment).

SECTION 4. AMENDMENTS TO CREDIT AGREEMENT

(a) Subject to the satisfaction of the conditions set forth in Section 7 hereof, the Credit Agreement is hereby amended on the Second Amendment Effective Date as follows:

(i) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“2021 Incremental Revolving Commitments” has the meaning provided in the Second Amendment.

“2021 Incremental Revolving Facility” has the meaning provided in the Second Amendment.

“2021 Incremental Revolving Lenders” has the meaning provided in the Second Amendment.

“2021 Refinancing Revolving Commitments” has the meaning provided in the Second Amendment.

“2021 Refinancing Revolving Lenders” has the meaning provided in the Second Amendment.

“Second Amendment” means that certain Second Amendment to this Agreement, dated as of July 13, 2021, among Holdings, the Borrower, the Co-Borrowers, the Administrative Agent, the Collateral Agent, the 2021 Incremental Revolving Lenders, the 2021 Refinancing Revolving Lenders and the other parties party thereto.

“Second Amendment Effective Date” has the meaning provided in the Second Amendment.

(ii) The definition of “Issuing Bank” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Issuing Bank” means each of Barclays Bank PLC, Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., Bank of America, N.A., Bank of Montreal, Jefferies Finance LLC, Golub Capital LLC, HSBC Bank USA, N.A. and UBS AG, Stamford Branch, each as an Issuing Bank hereunder, together with its permitted successors and assigns in such capacity, and any other Revolving Lender that becomes an Issuing Bank in accordance with Section 2.04(k) or (m). Any Issuing Bank may cause Letters of Credit to be issued by an Affiliate of such Issuing Bank or by another financial institution designated by such Issuing Bank, and all Letters of Credit issued by any such Affiliate or any such designated financial institution shall be treated as being issued by such Issuing Bank for all purposes under the Loan Documents.

(iii) The definition of “Loan Documents” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Loan Documents” means collectively, (a) this Agreement, (b) the First Amendment, (c) the Second Amendment, (d) the Notes, (e) any Refinancing Amendment, Incremental Amendment or Extension Amendment, (f) the Guaranty, (g) the Collateral Documents, (h) the Intercreditor Agreement (if any) and (i) the Global Intercompany Note.

(iv) The definition of “Letter of Credit Percentage” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Letter of Credit Percentage” means, (a) initially with respect to (i) Barclays Bank PLC, 17.5%, (ii) Goldman Sachs Bank USA, 21.2%, (iii) Morgan Stanley Senior Funding, Inc., 18.8%, (iv) Bank of America, N.A., 17.5%, (v) Bank of Montreal, 7.0%, (vi) Jefferies Finance LLC, 5.0%, (vii) Golub Capital LLC, 4.0%, (viii) HSBC Bank USA, N.A., 5.0% and (ix) UBS AG, Stamford Branch, 4.0% (in each case, as may be reduced to reflect any percentage allocated to another Issuing Bank pursuant to the immediately succeeding clause (b)) and (b) from time to time after the Closing Date with respect to any other Issuing Bank, a percentage to be agreed between the Borrower and such Issuing Bank.

(v) The definition of “Revolving Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Commitment” means the commitment of a Lender to make or otherwise fund any Revolving Loan and to acquire participations in Letters of Credit and Swing Line Loans hereunder and “Revolving Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Revolving Commitment, if any, is set forth on Schedule 1-B of the Second Amendment under the caption “Revolving Commitments” or in the applicable Assignment and Assumption, subject to any increase, adjustment or reduction pursuant to the terms and conditions hereof including Section 2.16. The aggregate amount of the Revolving Commitments as of the Second Amendment Effective Date is $250,000,000.

(vi) The definition of “Revolving Commitment Termination Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Commitment Termination Date” means the earliest to occur of (a) the fifth anniversary of the Second Amendment Effective Date, (b) the date that the Revolving Commitments, including Revolving Commitments in respect of Letters of Credit and Swing Line Loans, are permanently reduced to zero pursuant to Section 2.08 and (c) the date of the termination of the Revolving Commitments pursuant to Section 9.02.

SECTION 5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

On and after the Second Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment, (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement, as modified hereby, (iii) each 2021 Incremental Revolving Lender and 2021 Refinancing Revolving Lender shall constitute a “Lender” under and as defined in the Credit Agreement and (iv) the 2021 Incremental Revolving Commitments and the 2021 Refinancing Revolving Commitments shall constitute a “Revolving Commitment,” in each case, under and as defined in the Credit Agreement. On and after the effectiveness of this Second Amendment, this Second Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 6. REPRESENTATIONS & WARRANTIES.

The Borrower and each Co-Borrower hereby represents and warrants to the 2021 Incremental Revolving Lenders, the 2021 Refinancing Revolving Lenders and the Administrative Agent on and as of the Second Amendment Effective Date, that:

(a) no Event of Default has occurred and is continuing (immediately prior to giving effect to the 2021 Incremental Revolving Commitments and the 2021 Refinancing Revolving Commitments) or would result from the making of the 2021 Incremental Revolving Commitments or the 2021 Refinancing Revolving Commitments; and

(b) the representations and warranties in the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects), immediately prior to, and after giving effect to, the making of the 2021 Incremental Revolving Commitments and the 2021 Refinancing Revolving Commitments, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects).

SECTION 7. CONDITIONS PRECEDENT. This Second Amendment shall become effective as of the first date (the “Second Amendment Effective Date”) when the conditions set forth in this Section 7 shall have been satisfied (or waived by the 2021 Incremental Revolving Lenders and the 2021 Refinancing Revolving Lenders) in accordance with the Credit Agreement:

(a) The Administrative Agent shall have received the following, in each case in form and substance reasonably satisfactory to the Administrative Agent, the 2021 Incremental Revolving Lenders and the 2021 Refinancing Revolving Lenders:

(i) counterparts of this Second Amendment executed by the Borrower, the Co-Borrowers, the Guarantors, the Administrative Agent, the 2021 Incremental Revolving Lenders and the 2021 Refinancing Revolving Lenders;

(ii) a customary opinion from each of (A) Latham & Watkins LLP, with respect to matters of New York, Delaware and Illinois law and (B) Gordon Rees Scully Mansukhani, LLP, with respect to matters of Wisconsin law, Pennsylvania law, New Hampshire law and Minnesota law;

(iii) a certificate attesting to the Solvency of the Borrower and its Subsidiaries, on a consolidated basis, from the chief financial officer (or officer with equivalent duties) of the Borrower (after giving effect to the making of the 2021 Incremental Revolving Commitments and the 2021 Refinancing Revolving Commitments), substantially in the form of the Solvency certificate furnished on the Closing Date;

(iv) the following:

i. a customary certificate of a Responsible Officer of each Loan Party dated the Second Amendment Effective Date and certifying (A) that either (x) attached thereto is a copy of the Organization Documents of each Loan Party or (y) certifying that there has been no change to such Organization Documents since last delivered to the Administrative Agent, (B) that attached thereto is a true and complete copy of resolutions or other action authorizing the execution, delivery and performance of this Second Amendment and any other document delivered in connection herewith, (C) to the extent not previously delivered to the Administrative Agent (and unchanged since such delivery), as to the incumbency of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment or any other document delivered in connection herewith on behalf of such Loan Party and (D) good standing certificates for each Loan Party from such Loan Party’s jurisdiction of formation or organization; and

ii. a customary certificate of another Responsible Officer as to the incumbency and signature of the secretary or assistant secretary executing the certificate delivered pursuant to clause (i) above;

(b) The representations and warranties in Section 6 hereof shall be true and correct as of the Second Amendment Effective Date, and the Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, the 2021 Incremental Revolving Lenders and the 2021 Refinancing Revolving Lenders, dated as of the Second Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying the foregoing;

(c) the Borrower shall have delivered a certificate signed by a Responsible Officer of the Borrower to the Administrative Agent, the 2021 Incremental Revolving Lenders and the 2021 Refinancing Revolving Lenders certifying, in form and substance reasonably satisfactory to the Administrative Agent, the 2021 Incremental Revolving Lenders and the 2021 Refinancing Revolving Lenders, a calculation detailing the making of the 2021 Incremental Revolving Commitments under Section 2.16(c)(i) and/or 2.16(c)(ii) of the Credit Agreement;

(d) The Administrative Agent shall have been paid (or will be paid substantially simultaneously with the making of the 2021 Incremental Revolving Commitments or the 2021 Refinancing Revolving Commitments) (i) all fees and expenses (including all reasonable out-of-pocket costs, fees and expenses (including legal fees and expenses)) owing to it pursuant to the terms of the Credit Agreement (as amended hereby) or as otherwise separately agreed in writing in connection with this Second Amendment and the related transactions, (ii) all outstanding commitment fees and interest (if any) on any outstanding Revolving Loans (if any) on the Second Amendment Effective Date and (iii) all outstanding L/C Fees (if any) on any outstanding Letters of Credit (if any) on the Second Amendment Effective Date;

(e) On the Second Amendment Effective Date, each of the 2021 Refinancing Revolving Lenders party hereto shall have been paid (or, substantially concurrently with the consummation of the transactions described in this Second Amendment shall be paid) their respective Revolving Facility Arrangement Fee in the amounts as previously agreed between such 2021 Refinancing Revolving Lender in that certain Engagement Letter dated as of June 18, 2021, which payment shall constitute full satisfaction of such Revolving Facility Arrangement Fee; and

(f) The Lenders shall have received, at least three Business Days prior to the Second Amendment Effective Date, (i) all documentation and other information about the Borrower or any Co-Borrower required by bank regulatory authorities in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and (ii) to the extent the Borrower or any Co-Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a customary FinCEN beneficial ownership certificate as required by the Beneficial Ownership Regulation with respect to the Borrower (or, to the extent that the Borrower or any Co-Borrower has previously provided such certificate to the 2021 Incremental Revolving Lenders or the 2021 Refinancing Revolving Lenders, confirmation in writing to the Administrative Agent that no change to its beneficial ownership has occurred since the date of such previously provided certificate), that, in each case, has been requested in writing at least ten Business Days prior to the Second Amendment Effective Date.

SECTION 8. REAFFIRMATION.

By executing and delivering a copy hereof, (i) the Borrower and each other Loan Party hereby (A) agrees that all Loans (including, without limitation, any Loans made pursuant to the 2021 Incremental Revolving Commitments or the 2021 Refinancing Revolving Commitments made available on the Second Amendment Effective Date) shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and (ii) the Borrower and each other Loan Party hereby (A) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, (B) agrees that, notwithstanding the effectiveness of this Second Amendment, after giving effect to this Second Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties (including, without limitation, the 2021 Incremental Revolving Lenders and the 2021 Refinancing Revolving Lenders) continue to be in full force and effect and (C) affirms, acknowledges and confirms its guarantee of obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations under the Credit Agreement, in each case after giving effect to this Second Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, each as amended hereby, including the 2021 Incremental Revolving Commitments and the 2021 Refinancing Revolving Commitments, in each case after giving effect to this Second Amendment.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a) Amendments. No amendment or waiver of any provision of this Second Amendment shall be effective unless in writing signed by each party hereto and as otherwise required by Section 11.01 of the Credit Agreement.

(b) Ratification. This Second Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(c) No Novation; Effect of this Second Amendment. This Second Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Second Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Second Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings or any Borrower under the Credit Agreement or any Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Second Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Second Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Guarantor further agrees that nothing in the Credit Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement. This Second Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(d) Governing Law; Submission to Jurisdiction, Etc.. THIS SECOND AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 11.15 AND 11.16 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.

(e) Severability. Section 11.14 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(f) Counterparts; Headings. This Second Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Second Amendment by telecopy or other electronic imaging (including in pdf. or .tif format) means shall be effective as delivery of a manually executed counterpart of this Second Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Second Amendment.

(g) Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Second Amendment or any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of page intentionally blank; signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

WCG PURCHASER CORP., as the Borrower

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

WCG PURCHASER INTERMEDIATE CORP., as Holdings

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

[Signature Page to WCG Second Incremental Amendment]

WCG HOLDINGS IV INC., as a Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

WIRB - COPERNICUS GROUP, INC., as a Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

WCG CLINICAL SERVICES INC., as a Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

WCG MARKET INTELLIGENCE & INSIGHTS INC., as a Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

WCG IRB, INC., as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

[Signature Page to WCG Second Incremental Amendment]

RESEARCH DATAWARE, LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

APPLIED CLINICAL INTELLIGENCE, LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

WCG GSO CONSULTING LLC, as a Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

ANALGESIC SOLUTIONS LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

WCG INTERNATIONAL INC., as a Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

GLOBAL SAFETY HOLDINGS, INC., as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

[Signature Page to WCG Second Incremental Amendment]

MEDAVANTE PROPHASE, INC., as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

THREEWIRE, INC., as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

PHARMASEEK, LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

PHARMASEEK FINANCIAL SERVICES, LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

PATIENTWISE CREATIVE, LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

[Signature Page to WCG Second Incremental Amendment]

EPHARMASOLUTIONS LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

VELOS LLC, as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

CLINTRAX GLOBAL, INC., as a Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

KMR GROUP, INC., as a Co-Borrower and Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

WASHINGTON BUSINESS INFORMATION, INC., as a Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

[Signature Page to WCG Second Incremental Amendment]

WCG CONFERENCES LLC, as a Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

CENTERWATCH LLC, as a Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

TRIFECTA MULTIMEDIA LLC, as a Guarantor

By:	/s/ Laurie L. Jackson
Name: Laurie L. Jackson
Title: Vice President and Chief Financial Officer

[Signature Page to WCG Second Incremental Amendment]

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, 2021 Incremental Revolving Lender and 2021 Refinancing Revolving Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

[Signature Page to WCG Second Incremental Amendment]

GOLDMAN SACHS BANK USA

By:	/s/ Thomas Manning
Name: Thomas Manning
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Michael King
Name: Michael King
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ David Strickert
Name: David Strickert
Title: Managing Director

BANK OF MONTREAL

By:	/s/ Darryl Jacobson
Name: Darryl Jacobson
Title: Managing Director

JEFFERIES FINANCE LLC

By:	/s/ John Koehler
Name: John Koehler
Title: Managing Director

GOLUB CAPITAL LLC, as L/C Issuer

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Senior Managing Director

GC FINANCE OPERATIONS TRUST, as Lender
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Senior Managing Director

GC ADVISORS LLC AS AGENT FOR LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED, as Lender

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Senior Managing Director

GC ADVISORS LLC AS AGENT FOR US MML PORTFOLIO III, A SERIES OF GLOBAL INVESTMENT FUND I, as Lender

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Senior Managing Director

HSBC BANK USA, N.A.

By:	/s/ Frank Reynolds
Name: Frank Reynolds
Title: Managing Director

UBS AG, STAMFORD BRANCH

By:	/s/ Anthony N Joseph
Name: Anthony N Joseph
Title: Associate Director

By:	/s/ Ken Chin
Name: Ken Chin
Title: Director

Schedule 1-A

2021 Incremental Revolving Commitments

2021 Incremental Revolving Lender	2021 Incremental Revolving Commitment	Applicable Percentage
Goldman Sachs Bank USA	$33,650,000	26.92%
Morgan Stanley Senior Funding, Inc.	$21,600,000	17.28%
Bank of America, N.A.	$43,350,000	34.68%
Bank of Montreal	$4,600,000	3.68%
Jefferies Finance LLC	$12,100,000	9.68%
UBS AG, Stamford Branch	$9,700,000	7.76%

Total	$125,000,000.00	100.00%

Schedule 1-B

Revolving Commitments

Revolving Lender	Revolving Commitment	Applicable Percentage
Barclays Bank PLC	$43,750,000	17.5%
Goldman Sachs Bank USA	$53,000,000	21.2%
Morgan Stanley Senior Funding, Inc.	$47,000,000	18.8%
Bank of America, N.A.	$43,750,000	17.5%
Bank of Montreal	$17,500,000	7.0%
Jefferies Finance LLC	$12,500,000	5.0%
GC Finance Operations Trust	$8,972,854	3.6%
Lincoln National Reinsurance Company (Barbados) Limited	$513,573.00	0.2%
US MML Portfolio III, a series of Global Investment Fund I	$513,573.00	0.2%
HSBC Bank USA, N.A.	$12,500,000	5.0%
UBS AG, Stamford Branch	$10,000,000	4.0%

Total	$250,000,000	100.0%